Portfolio of Investments

March 31, 2021 (unaudited)

Baillie Gifford China A Shares Fund

	Shares	Value
COMMON STOCKS — 100.2%
CHINA — 100.2%
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	$93,003
Berry Genomics Co., Ltd., Class A *	5,800	28,763
BGI Genomics Co., Ltd., Class A	2,700	50,737
Centre Testing International Group Co., Ltd., Class A	9,600	41,899
Contemporary Amperex Technology Co., Ltd., Class A	1,900	94,435
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,600	88,112
Glodon Co., Ltd., Class A	8,100	82,566
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	77,866
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,800	110,590
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	25,217
Iflytek Co., Ltd., Class A	3,500	25,973
Jafron Biomedical Co., Ltd., Class A	3,400	39,543
Jiangsu Hengrui Medicine Co., Ltd., Class A	5,060	71,443
Kweichow Moutai Co., Ltd., Class A	300	92,265
LONGi Green Energy Technology Co., Ltd., Class A	2,385	32,291
Luzhou Laojiao Co., Ltd., Class A	2,200	76,013
Midea Group Co., Ltd., Class A	8,300	104,582
NanJi E-Commerce Co., Ltd., Class A	13,100	18,407
Ping An Insurance Group Co. of China Ltd., Class A	8,000	96,332
Proya Cosmetics Co., Ltd., Class A	1,300	31,729
SF Holding Co., Ltd., Class A	5,100	63,365
SG Micro Corp., Class A	800	28,308
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	38,456
Shenzhen Inovance Technology Co., Ltd., Class A	6,100	79,982
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	40,068
Topchoice Medical Corp., Class A *	1,700	65,265
WuXi AppTec Co., Ltd., Class A	3,780	81,333
Yonyou Network Technology Co., Ltd., Class A	4,680	25,628
Yunnan Baiyao Group Co., Ltd., Class A	1,900	35,050
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	79,809
		1,819,030
TOTAL INVESTMENTS — 100.2%** (cost $1,105,406)		$1,819,030
Other liabilities less assets — (0.2)%		(2,864)
NET ASSETS — 100.0%		$1,816,166

*	Non-income producing security.
**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the annual period ended December 31, 2020.

Portfolio of Investments

March 31, 2021 (unaudited)

Baillie Gifford China A Shares Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$—	$1,819,030	$—	$1,819,030
Total	$—	$1,819,030	$—	$1,819,030

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2020.